UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 20, 2006

TARGET RECEIVABLES CORPORATION

(Depositor into the Issuing Entity for the Certificates)

TARGET CREDIT CARD MASTER TRUST

(Issuing Entity for the Certificates)

Minnesota

(State or other jurisdiction of incorporation)

0-26930	41-1812153
(Commission File Number)	(I.R.S. Employer Identification Number)

Target Receivables Corporation

1000 Nicollet Mall

31st Floor, Suite 3136

Minneapolis, Minnesota 55403

(612) 696-3102

(Address, including Zip Code, and Telephone Number,

Including Area Code, of Registrant’s Principal Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01:  Other Events

The Monthly Servicer’s Certificates for the Monthly Period ended September 30, 2006, the Monthly Certificateholders’ Statement for the Monthly Period ended September 30, 2006 and the Monthly Collateral Certificateholders’ Statement for the Monthly Period ended September 30, 2006, with respect to the Floating Rate Class A Asset Backed Certificates, Series 2002-1, the Class B Asset Backed Certificates, Series 2002-1, and the Series 2005-1 Collateral Certificate, issued by the Target Credit Card Master Trust (the “Trust”), were delivered to the Trustee on October 20, 2006.

The above described Monthly Servicer’s Certificates are filed as Exhibit 20.1 and 20.3 to this Report. The above described Monthly Certificateholders’ Statement is filed as Exhibit 20.2 to this Report. The above described Monthly Collateral Certificateholders’ Statement is filed as Exhibit 20.4 to this Report.

Item 9.01:  Financial Statements and Exhibits

(c)                                  Exhibits

20.1                         Series 2002-1 Monthly Servicer’s Certificate for the Monthly Period ended September 30, 2006.

20.2                         Series 2002-1 Monthly Certificateholders’ Statement for the Monthly Period ended September 30, 2006.

20.3                         Series 2005-1 Monthly Servicer’s Certificate for the Monthly Period ended September 30, 2006.

20.4                         Series 2005-1 Monthly Collateral Certificateholders’ Statement for the Monthly Period ended September 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2006

TARGET RECEIVABLES CORPORATION

	By:	/s/ Terrence J. Scully

	Name:	Terrence J. Scully
	Title:	Vice President

EXHIBIT INDEX

Exhibit

Description
Method of
Filing

20.1	Series 2002-1 Monthly Servicer’s Certificate for the Monthly Period ended September 30, 2006.	Filed Electronically

20.2	Series 2002-1 Monthly Certificateholders’ Statement for the Monthly Period ended September 30, 2006.	Filed Electronically

20.3	Series 2005-1 Monthly Servicer’s Certificate for the Monthly Period ended September 30, 2006.	Filed Electronically

20.4	Series 2005-1 Monthly Collateral Certificateholders’ Statement for the Monthly Period ended September 30, 2006.	Filed Electronically